                                                                   EXHIBIT 10.21

                            PATENT SECURITY AGREEMENT
                                  (GUARANTORS)

               THIS PATENT SECURITY AGREEMENT (this "Agreement"), dated as of May 29, 1998 is executed and delivered by each of the undersigned Subsidiaries of STORMEDIA INCORPORATED, a Delaware Corporation (each of the undersigned a "Debtor" and collectively "Debtors"), and by FOOTHILL CAPITAL CORPORATION, a California corporation, as agent for the "Lenders" from time to time party to the Loan Agreement, (in such capacity, "Secured Party").

                                    RECITALS

               A. Borrowers and Secured Party are, contemporaneously herewith, entering into that certain Loan and Security Agreement ("Loan Agreement") of even date herewith;

               B. In order to induce Secured Party to extend financial accommodations to Borrowers pursuant to the Loan Agreement, and in consideration thereof, and in consideration of any loans or other financial accommodations at any time extended by Secured Party to Borrowers, whether pursuant to the Loan Agreement or otherwise, each of the Guarantors has agreed, jointly and severally, to guaranty the Guarantied Obligations; and

               C. Each Debtor is a subsidiary of one or more of Borrowers and each Guarantor derives substantial direct economic benefits from the Borrowers by virtue of the extensions of credit by Secured Party as provided in the Loan Agreement;

               D. Pursuant to the Guarantees and as one of the conditions precedent to the obligations of Secured Party under the Loan Agreement, Debtors have agreed to execute and deliver this Agreement to Secured Party for filing with the United States Patent and Trademark Office and with any other relevant recording systems in any domestic or foreign jurisdiction, and as further evidence of and to effectuate Secured Party's existing security interests in the patents and other general intangibles described herein.

                                   ASSIGNMENT

               NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, Debtors hereby agree in favor of Secured Party as follows:

1.      Definitions; Interpretation.

               (a) Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:



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               "Borrowers" shall mean StorMedia Corporation, a Delaware
corporation and Akashic Memories Corporation, a California Corporation.

               "Bridge Term Secured Obligations" means those obligations of the Guarantors under the Guaranty that relate to the Bridge Term Loan Obligations.

               "Event of Default" means any Event of Default under the Loan Agreement.

               "Guarantees" shall have the meaning ascribed thereto in the Loan Agreement.

               "Guarantied Obligations" shall have the meaning ascribed thereto in the Guarantees.

               "Other Secured Obligations" means the Secured Obligations other than the Bridge Term Loan Secured Obligations.

               "Patent Collateral" has the meaning set forth in Section 2.

               "Patents" has the meaning set forth in Section 2.

               "Proceeds" means whatever is receivable or received from or upon the sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any Patent Collateral, including "proceeds" as defined at UCC Section 9306, and all proceeds of proceeds. Proceeds shall include (i) any and all accounts, chattel paper, instruments, general intangibles, cash and other proceeds, payable to or for the account of Debtors, from time to time in respect of any of the Patent Collateral, (ii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of Debtors from time to time with respect to any of the Patent Collateral, (iii) any and all claims and payments (in any form whatsoever) made or due and payable to Debtors from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Patent Collateral by any Person acting under color of governmental authority, and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Patent Collateral or for or on account of any damage or injury to or conversion of any Patent Collateral by any Person.

               "PTO" means the United States Patent and Trademark Office and any successor thereto.

               "Secured Obligations" shall mean all liabilities, obligations, or undertakings owing by Guarantors to Secured Party of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Guaranty, the other Loan Documents, or this Agreement, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest (including interest that accrues after the filing of a case under



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the Bankruptcy Code) and any and all costs, fees (including attorneys fees), and expenses which any Guarantor is required to pay pursuant to any of the foregoing, by law, or otherwise.

               "United States" and "U.S." each mean the United States of America.

               (b) Terms Defined in UCC. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings ascribed to them in the UCC.

               (c) Interpretation. In this Agreement, except to the extent the context otherwise requires:

                      (i) Any reference to a Section or a Schedule is a reference to a section hereof, or a schedule hereto, respectively, and to a subsection or a clause is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears.

                      (ii) The words "hereof," "herein," "hereto," "hereunder" and the like mean and refer to this Agreement as a whole and not merely to the specific Section, subsection, paragraph or clause in which the respective word appears.

                      (iii) The meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined.

                      (iv) The words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation."

                      (v) References to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto.

                      (vi) References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to.

                      (vii) Any captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

                      (viii) Terms defined in the Loan Agreement and not otherwise defined herein shall have the respective meanings assigned to them in the Loan Agreement.



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                      (ix)   In the event of any actual, irreconcilable conflict
        between the terms and provisions of this Agreement and the Loan Agreement, the terms and provisions of the Loan Agreement shall control and govern; provided, however, that the inclusion herein of additional obligations on the part of the Debtors and supplemental rights and remedies in favor of Secured Party (whether under California law or applicable federal law), in each case in respect of the Patent Collateral, shall not be deemed a conflict with the Loan Agreement.

        2.     Security Interests.

               (a)    Assignment and Grant of Security Interests.

                      (i) As security for the payment and performance of the Bridge Term Secured Obligations, Debtors hereby assign, transfer, and convey to Secured Party, and hereby grant a continuing security interest to Secured Party in, all of Debtors' right, title and interest in, to and under the following property, whether now existing or hereafter acquired or arising (collectively, the "Patent Collateral"):

                             (a) all letters patent of the U.S. or any other country, all registrations and recordings thereof, and all applications for letters patent of the U.S. or any other country, owned, held or used by Debtors in whole or in part, including all existing U.S. patents and patent applications of Debtors which are described in Schedule A hereto, as the same may be amended or supplemented pursuant hereto from time to time, and together with and including all patent licenses held by Debtors (unless otherwise prohibited by any license or related licensing agreement under circumstances where the granting of the security interest would have the effect under applicable law of the termination or permitting termination of the license for breach and where the licensor, other than any affiliate of Debtors, has elected such termination remedy), together with all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and the inventions disclosed therein, and all rights corresponding thereto throughout the world, including the right to make, use, lease, sell and otherwise transfer the inventions disclosed therein, and all proceeds thereof, including all license royalties and proceeds of infringement suits (collectively, the "Patents");

                             (b) all claims, causes of action and rights to sue for past, present and future infringement or unconsented use of any of the Patents and all rights arising therefrom and pertaining thereto;

                             (c) all general intangibles (as defined in the UCC) and all intangible intellectual or other similar property of Debtors of any kind or nature, whether now owned or hereafter acquired or developed, associated with or arising out of any of the Patents and not otherwise described above; and



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                             (d)    all products and Proceeds of any and all of
        the foregoing.

                      (ii) As security for the payment and performance of the Other Secured Obligations, Debtors hereby assign, transfer, and convey to Secured Party, and hereby grant a continuing security interest to Secured Party in, all of Debtors's right, title and interest in, to and under the following property, whether now existing or hereafter acquired or arising (collectively, the "Patent Collateral"):

                             (a) all letters patent of the U.S. or any other country, all registrations and recordings thereof, and all applications for letters patent of the U.S. or any other country, owned, held or used by Debtors in whole or in part, including all existing U.S. patents and patent applications of Debtors which are described in Schedule A hereto, as the same may be amended or supplemented pursuant hereto from time to time, and together with and including all patent licenses held by Debtors (unless otherwise prohibited by any license or related licensing agreement under circumstances where the granting of the security interest would have the effect under applicable law of the termination or permitting termination of the license for breach and where the licensor, other than any affiliate of Debtors, has elected such termination remedy), together with all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and the inventions disclosed therein, and all rights corresponding thereto throughout the world, including the right to make, use, lease, sell and otherwise transfer the inventions disclosed therein, and all proceeds thereof, including all license royalties and proceeds of infringement suits (collectively, the "Patents");

                             (b) all claims, causes of action and rights to sue for past, present and future infringement or unconsented use of any of the Patents and all rights arising therefrom and pertaining thereto;

                             (c) all general intangibles (as defined in the UCC) and all intangible intellectual or other similar property of Debtors of any kind or nature, whether now owned or hereafter acquired or developed, associated with or arising out of any of the Patents and not otherwise described above; and

                             (d) all products and Proceeds of any and all of the foregoing.

               (b) Continuing Security Interests. Debtors agree that this Agreement shall create continuing security interests in the Patent Collateral which shall remain in effect until terminated in accordance with Section 16.

               3. Further Assurances; Appointment of Secured Party as Attorney-in-Fact. Debtors at their expense shall execute and deliver, or cause to be executed and delivered, to Secured Party any and all documents and instruments, in form and substance satisfactory to



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Secured Party, and take any and all action, which Secured Party may reasonably request from time to time, to perfect and continue perfected, maintain the priority of or provide notice of Secured Party's security interests in the Patent Collateral and to accomplish the purposes of this Agreement. Secured Party shall have the right to, in the name of Debtors, or in the name of Secured Party or otherwise, without notice to or assent by Debtors, and Debtors hereby irrevocably constitute and appoint Secured Party (and any of Secured Party's officers or employees or agents designated by Secured Party) as Debtors' true and lawful attorney-in-fact with full power and authority, (i) to sign the name of Debtors on all or any of such documents or instruments and perform all other acts that Secured Party deems necessary or advisable in order to perfect or continue perfected, maintain the priority or enforceability of or provide notice of Secured Party's security interests in, the Patent Collateral, and (ii) to execute any and all other documents and instruments, and to perform any and all acts and things for and on behalf of Debtors, which Secured Party may deem necessary or advisable to maintain, preserve and protect the Patent Collateral and to accomplish the purposes of this Agreement, including (A) after the occurrence and during the continuance of any Event of Default, to defend, settle, adjust or institute any action, suit or proceeding with respect to the Patent Collateral, (B) to assert or retain any rights under any license agreement for any of the Patent Collateral, including any rights of Debtors arising under Section 365(n) of the Bankruptcy Code, and (C) after the occurrence and during the continuance of any Event of Default, to execute any and all applications, documents, papers and instruments for Secured Party to use the Patent Collateral, to grant or issue any exclusive or non-exclusive license with respect to any Patent Collateral (it being understood that so long as no Event of Default has occurred and is continuing, Debtors may grant or issue licenses in the ordinary course of business with respect to the Patent Collateral), and to assign, convey or otherwise transfer title in or dispose of the Patent Collateral. The power of attorney set forth in this Section 3, being coupled with an interest, is irrevocable so long as this Agreement shall not have terminated in accordance with Section 16.

               Nothing in this Agreement shall obligate Debtors to commence any suit, proceeding or other action for infringement of any of the Patents that are not material to the business of Debtors.

               4. Representations and Warranties. Debtors represent and warrant to Secured Party as follows:

                      (a) No Other Patents. A true and correct list of all of the existing Patents owned, held (whether pursuant to a license or otherwise) or used by Debtors, in whole or in part, is set forth in Schedule A.

                      (b) Validity. Each of the Patents listed on Schedule A is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, all maintenance fees required to be paid on account of any Patents have been timely paid for maintaining such Patents in force, and, to the best of Debtors' knowledge, each of the Patents is valid and enforceable.



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                      (c)    Ownership of Patent Collateral; No Violation. (i)
Debtors have rights in and good title to the existing Patent Collateral, (ii) with respect to the Patent Collateral shown on Schedule A hereto as owned by them, Debtors are the sole and exclusive owners thereof, free and clear of any Liens and rights of others (other than the security interests created hereunder and the interests of the Bank Group pursuant to the Bank Group Financing Documents as contemplated by the Intercreditor Agreement), including licenses, shop rights and covenants by Debtors not to sue third persons and (iii) with respect to any Patent for which either Debtor is either a licensor or a licensee pursuant to a license or licensee agreement regarding such Patent, each such license or licensing agreement is in full force and effect, Debtors are not in default of any of their obligations thereunder and, other than the parties to such licenses or licensing agreements, no other Person is known by Debtors to have any rights in or to any of the Patent Collateral. To the best of Debtors' knowledge, the past, present and contemplated future use of the Patent Collateral by Debtors has not, does not and will not infringe upon or violate any right, privilege or license agreement of or with any other Person.

                      (d) No Infringement. To the best of Debtors' knowledge, no material infringement or unauthorized use presently is being made of any of the Patent Collateral by any Person.

                      (e) Powers. Debtors have the unqualified right, power and authority to pledge and to grant to Secured Party security interests in all of the Patent Collateral pursuant to this Agreement, and to execute, deliver and perform their obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person except as already obtained.

               5. Covenants. So long as any of the Secured Obligations remain unsatisfied, Debtors agree that they will comply with all of the covenants, terms and provisions of this Agreement, the Loan Agreement and the other Loan Documents, and Debtors will promptly give Secured Party written notice of the occurrence of any event that could have a material adverse effect on any of the Patents or the Patent Collateral, including any petition under the Bankruptcy Code filed by or against any licensor of any of the Patents for which Debtors are licensees.

               6. Future Rights. Except as otherwise expressly agreed to in writing by Secured Party, for so long as any of the Secured Obligations shall remain outstanding, or, if earlier, until Secured Party shall have released or terminated, in whole but not in part, its interest in the Patent Collateral, if and when Debtors shall obtain rights to any new patentable inventions, or become entitled to the benefit of any Patent, or any reissue, division, continuation, renewal, extension or continuation-in-part of any Patent or Patent Collateral or any improvement thereof (whether pursuant to any license or otherwise), the provisions of Section 2 shall automatically apply thereto and Debtors shall give to Secured Party prompt notice thereof. Debtors shall do all things deemed necessary or advisable by Secured Party to ensure the validity, perfection, priority and enforceability of the security interests of Secured Party in such future acquired Patent Collateral.



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Debtors hereby authorize Secured Party to modify, amend or supplement the
Schedules hereto and to re-execute this Agreement from time to time on Debtors' behalf and as its attorney-in-fact to include any future patents which are or become Patent Collateral and to cause such re-executed Agreement or such modified, amended or supplemented Schedules to be filed with the PTO.

               7. Remedies. Subject to the terms of the Loan Agreement and Intercreditor Agreement, Secured Party shall have all rights and remedies available to it under the Loan Agreement and applicable law (which rights and remedies are cumulative) with respect to the security interests in any of the Patent Collateral or any other Collateral. Debtors agree that such rights and remedies include the right of Secured Party as a secured party to sell or otherwise dispose of its Collateral after default, pursuant to UCC Section 9504. Debtors agree that Secured Party shall at all times have such royalty free licenses, to the extent permitted by law, for any Patent Collateral that is reasonably necessary to permit the exercise of any of Secured Party's rights or remedies upon or after the occurrence of an Event of Default with respect to (among other things) any tangible asset of Debtors in which Secured Party has a security interest, including Secured Party's rights to sell inventory, tooling or packaging which is acquired by Debtors (or their successors, assignees or trustees in bankruptcy). In addition to and without limiting any of the foregoing, upon the occurrence and during the continuance of an Event of Default, Secured Party shall have the right but shall in no way be obligated to bring suit, or to take such other action as Secured Party deems necessary or advisable, in the name of Debtors or Secured Party, to enforce or protect any of the Patent Collateral, in which event Debtors shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement. To the extent that Secured Party shall elect not to bring suit to enforce such Patent Collateral, upon, during, or after the occurrence of an Event of Default, Debtors agree to use all reasonable measures and its diligent efforts, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation or violations thereof by others and for that purpose agrees diligently to maintain any action, suit or proceeding against any Person necessary to prevent such infringement, misappropriation or violation.

               8. Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by Debtors and Secured Party and their respective successors and assigns.

               9. Notices. All notices and other communications hereunder shall be in writing and shall be mailed, sent or delivered in accordance with the Loan Agreement.

               10. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California, except to the extent that the validity or perfection of the security interests hereunder in respect of any Patent Collateral are governed by federal law, in which case such choice of California law shall not be deemed to deprive Secured Party of such rights and remedies as may be available under federal law.



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               11.    Amendment. Neither this Agreement nor any provision hereof may be modified, amended or waived except by the written agreement of the parties, as provided in the Loan Agreement. Notwithstanding the foregoing, Secured Party may re-execute this Agreement or modify, amend or supplement the Schedules hereto as provided in Section 6 hereof.

               12. Severability. If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

               13. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

               14. Loan Agreement. Debtors acknowledge that the rights and remedies of Secured Party with respect to the security interests in the Patent Collateral granted hereby are more fully set forth in the Loan Agreement and all such rights and remedies are cumulative.

               15. No Inconsistent Requirements. Debtors acknowledge that this Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and Debtors agree that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

               16. Termination. Upon the indefeasible payment in full of the Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement, this Agreement shall terminate and Secured Party shall execute and deliver such documents and instruments and take such further action reasonably requested by Debtors and at Debtors' expense as shall be necessary to evidence termination of the security interests granted by Debtors to Secured Party hereunder.



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               IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement, as of the date first above written.

                                      STRATES SDN. BHD.,
                                      a Malaysian corporation

                                      By: /s/
                                         ------------------------------------

                                      Title:
                                            ---------------------------------


                                      STORMEDIA FOREIGN SALES CORPORATION,
                                      a United States Virgin Islands corporation

                                      By: /s/
                                         ------------------------------------

                                      Title:
                                            ---------------------------------


                                      STORMEDIA INTERNATIONAL LTD.,
                                      a Cayman Islands corporation

                                      By: /s/
                                         ------------------------------------

                                      Title:
                                            ---------------------------------


                                      STRATES PTE. LTD,
                                      a Singapore corporation

                                      By: /s/
                                         ------------------------------------

                                      Title:
                                            ---------------------------------







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



STATE OF CALIFORNIA          )
                             )  ss
COUNTY OF LOS ANGELES        )


        On May __, 1998, before me, ______________________________, Notary
Public, personally appeared ______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                WITNESS my hand and official seal.


                                   /s/
                                   --------------------------------
                                   Signature

[SEAL]



STATE OF CALIFORNIA          )
                             )  ss
COUNTY OF LOS ANGELES        )


        On May __, 1998 before me, ______________________________, Notary
Public, personally appeared ______________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                WITNESS my hand and official seal.


                                   --------------------------------
                                   Signature

[SEAL]

                                   SCHEDULE A
                        to the Patent Security Agreement

                              United States Patents
                             and Patent Applications


U.S. Patent No. or
Patent Application No.                  Title                        Issue Date
----------------------                  -----                        ----------



















                                            A-1.